UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 28, 2005

NAVISTAR FINANCIAL SECURITIES CORPORATION

(Exact name of co-registrant as specified in its charter)

NAVISTAR FINANCIAL DEALER
NOTE MASTER TRUST

(Co-registrant)

NAVISTAR FINANCIAL DEALER
NOTE MASTER OWNER TRUST

(Co-registrant and issuer with respect to the Notes)

Delaware	333-104639	36-3731520
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2850 W. Golf Road
Rolling Meadows, Illinois 60008

(Address of Principal Executive Offices, including Zip Code)

(847) 734-4000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On February 28, 2005, the Navistar Financial Dealer Note Master Owner Trust (the “Master Owner Trust”) issued a series of notes designated the Floating Rate Dealer Note Asset Backed Notes, Series 2005-1 (the “Series 2005-1 Notes”).  The Series 2005-1 Notes include two classes of Notes: the Class A Notes and the Class B Notes.  The principal characteristics of the Series 2005-1 Notes are as follows:

Number of classes within Series 2005-1 Notes: Two

Initial Class A Notes Outstanding Principal Amount: $200,000,000

Initial Class B Notes Outstanding Principal Amount:   $12,000,000

Initial Total Series 2005-1 Notes Outstanding Principal Amount:  $212,000,000

Class A Note Rate: LIBOR + 0.11%

Class B Note Rate: LIBOR + 0.48%

Closing Date: February 28, 2005

Expected Principal Payment Date: February 25, 2010

Series Termination Date: February 25, 2013

Ordinary means of principal repayment: Accumulation Period

Accumulation Period Commencement Date: A date within nine months prior to the Expected Principal Payment Date, as determined by the Servicer

Primary source of credit enhancement for Class A Notes: Subordination of Class B Notes and Overcollateralization represented by the Master Owner Trust Certificate issued to the Seller

Primary source of credit enhancement for Class B Certificates: Overcollateralization represented by the Master Owner Trust Certificate issued to the Seller

Series 2005-1 Overcollateralization Percentage: 9.00%

Servicing Fee Percentage: 1.0%

The terms of the Series 2005-1 Notes and the definitions of capitalized terms may be found in the Indenture Supplement dated as of February 28, 2005, which is attached as an exhibit to this report.

Item 9.01.  Financial Statements and Exhibits

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated as of February 18, 2005.

Exhibit 4.1	Indenture Supplement, dated as of February 28, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR FINANCIAL SECURITIES
CORPORATION, as Co-Registrant, and as Seller
on behalf of each of the Navistar Financial Dealer
Note Master Owner Trust and the Navistar
Financial Dealer Note Master Trust, each as Co-
Registrant

Dated: March 3, 2005	By:	/s/ Paul E. Martin
Paul E. Martin
Its: Vice President and Controller

INDEX OF EXHIBITS

Exhibit No.	Exhibit

Exhibit 1.1	Underwriting Agreement, dated as of February 18, 2005.

Exhibit 4.1	Indenture Supplement, dated as of February 28, 2005.